SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                         FORM 8-K

                      CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                      January 17, 2008
                --------------------------
Date of Report (Date of earliest event reported)


               WATAIRE INTERNATIONAL, INC.
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(Exact name of registrant as specified in its charter)

Washington                000-49955               91-2060082
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(State)                (Commission              (IRS Employer
of incorporation)       File Number)       Identification No.)


21550 Oxnard Street, Suite 300, Woodland Hills, CA 91367
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(Address of principal executive offices)

Registrant's telephone number, including area code: (877) 602-8985


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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTOR.

On January 17, 2008, the Board of Directors of Wataire International, Inc. received the resignation of Terrence Nylander as President and Director of the Company.

Mr. Nylander was granted 250,000 stock options at an exercise price of $0.50 per share. These stock options will expire 90 days from the date of his resignation if he does not exercise them.


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        WATAIRE INTERNATIONAL, INC.

Date: January 22, 2008                  	By: /s/ Robert Rosner
                                		Chief Executive Officer